UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

    ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this current report on Form 8-K (the "Current Report") to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Stafford Landing, a 522-unit multi-family property located at 1024 Vizcaya Lake Road, Ocoee, FL ("Stafford Landing"), for the year ended December 31, 2016, and the unaudited statement of revenues and certain expenses for the nine months ended September 30, 2017, and (ii) Item 9.01(b), our unaudited pro-forma financials statements reflecting the acquisition of Stafford Landing.

Stafford Landing was purchased by a joint venture on February 7, 2018, for $71.3 million, including $53.1 million of mortgage debt obtained in connection with the acquisition. The mortgage debt bears interest at a fixed rate of 3.90%, matures in January 2028, is interest only for the first seven years and requires principal payments over the remaining seven years based on a 30 year amortization schedule with a balloon payment of all remaining unpaid principal and interest at maturity. We contributed $12.4 million to this venture for our 50% controlling interest. Upon acquisition, we renamed the property The Avenue Apartments.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Property Acquired - Stafford Landing		Page
	(i) Independent Auditor’s Report		1
	(ii) Statement of Revenues and Certain Expenses for the Nine Months ended September 30, 2017 (unaudited) and for the Year ended December 31, 2016		2
	(iii) Notes to Statement of Revenues and Certain Expenses		3
(b)	Unaudited Pro Forma Consolidated Financial Statements		4
	(i) Pro Forma Consolidated Balance Sheet at September 30, 2017		5
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2017		6
	(ii) Notes to Pro Forma Consolidated Financial Statements		7
(d)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP, dated February 8, 2018

Independent Auditor’s Report

Stockholders and Board of Directors
BRT Apartments Corp.
Great Neck, New York

We have audited the accompanying combined statement of revenues and certain expenses of the property located at 1024 Vizcaya Lake Road, Ocoee, Florida ("Stafford Landing") for the year ended December 31, 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Stafford Landing for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Apartments Corp. as described in Note 2 to the combined statement of revenues and certain expenses and is not intended to be a complete presentation of Stafford Landing's revenues and expenses.

/s/ BDO USA, LLP
New York, New York
February 8, 2018

Stafford Landing
Statement of Revenues and Certain Expenses

	Nine months ended September 30, 2017 (unaudited)	Year ended December 31, 2016
Revenues:
Rental income	$4,195,000	$5,287,000
Other income	441,000	618,000
Rental and other income	4,636,000	5,905,000

Certain Expenses:
Real estate taxes	450,000	569,000
Management fees	139,000	178,000
Utilities	249,000	315,000
Payroll	401,000	545,000
Insurance	107,000	134,000
Repairs and maintenance	315,000	383,000
Total certain expenses	1,661,000	2,124,000

Revenues in excess of certain expenses	$2,975,000	$3,781,000

See Independent Auditor’s Report and accompanying notes to the Statement of Revenues and Certain Expenses

Stafford Landing
Notes to Statement of Revenues and Certain Expenses

1. Organization

Stafford Landing, located at 1024 Vizcaya Road, Ocoee, FL ("Stafford Landing" or the "Property") is a 522 unit multi-family property.

BRT Apartments Corp. (“BRT” or the “Company”) is a corporation organized in Maryland. BRT is a real estate investment trust, also known as a REIT, that is focused on the ownership, operation and development of multi‑family properties.
On February 7, 2018, a consolidated joint venture comprised of an indirect subsidiary of the Company and an unaffiliated joint venture partner acquired the Property for $71.3 million, including $53.1 million of mortgage debt. The Company has a 50% interest in the joint venture.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of Stafford Landing has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Company’s Current Report on Form 8-K. Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Repairs and Maintenance

Major replacement and betterments that improve or extend the life of Stafford Landing are capitalized. Expenditures for ordinary repairs and maintenance are charged to operations as incurred.

3. Subsequent Events

Subsequent events were evaluated through February 8, 2018, the date on which the statements of revenues and certain expenses were available to be issued.

BRT APARTMENTS CORP. AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Acquisitions

On February 7, 2018, TRB Orlando and Atlanta LLC, an indirect wholly owned subsidiary of BRT Apartments Corp. ("BRT or the "Company"), and an unaffiliated joint venture partner, acquired a 522 unit multi-family property ("Stafford Landing" or the "Property") located at 1024 Vizcaya Lake Road, Ocoee, Florida for $71.3 million, including $53.1 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 50.0% interest in this joint venture.

On December 14, 2017, TRB Boerne LLC, an indirect wholly owned subsidiary of BRT Apartments Corp., and an unaffiliated joint venture partner, acquired a 120 unit multi-family property ("Woodland Apartments") located at 150 Medical Drive, Boerne, Texas for $11.5 million, including $9.2 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 80.0% interest in this joint venture.

On December 7, 2017, TRB Magnolia Pointe LLC, an indirect wholly owned subsidiary of BRT, and an unaffiliated joint venture partner, acquired a 204 unit multi-family property located at 7900 Old Madison Pike, Madison, Alabama ("Magnolia Pointe") for $18.4 million, including $15.0 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 80.0% interest in this joint venture.

The acquisition of Magnolia Pointe and Woodland Apartments are referred to collectively as the "Previously Reported Acquisitions".

Presentation

The pro forma unaudited consolidated balance sheet is presented as if the acquisition of Stafford Landing and the Previously Reported Acquisitions had been completed on September 30, 2017. The pro forma unaudited consolidated statement of income for the year ended September 30, 2017 is presented as if the Stafford Landing acquisition and the Previously Reported Acquisitions had been completed on October 1, 2016.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended September 30, 2017.

The pro forma unaudited consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, such statements do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2016, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At September 30, 2017
(Amounts in thousands, except per share data)

	The Company Historical	Previously Reported Acquisitions	Purchase of Stafford Landing	The Company Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation	$902,281	$30,338	$72,419	$1,005,038
Real estate loan	5,500	—	—	5,500
Cash and cash equivalents	12,383	(7,837)	(11,092)	(6,546)
Restricted cash	6,151	2,799		8,950
Deposits and escrows	27,839	319	3,561	31,719
Investment in unconsolidated joint ventures	21,415	—	—	21,415
Other assets	9,359	109	20	9,488
Real estate property held for sale	8,969	—	—	8,969
Total Assets	$993,897	$25,728	$64,908	$1,084,533

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$697,826	$23,729	$52,430	$773,985
Junior subordinated notes, net of deferred costs	37,018	—	—	37,018
Accounts payable and accrued liabilities	22,348	40	108	22,496
Total Liabilities	757,192	23,769	52,538	833,499

Commitments and contingencies	—	—	—	—

Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares, $.01 par value: 2,000 shares authorized,
none outstanding	—	—	—	—
Common stock $.01 par value: 300,000 shares authorized
13,333 shares outstanding	133	—	—	133
Additional paid-in capital	201,910	—	—	201,910
Accumulated other comprehensive income	1,000	—	—	1,000
Accumulated deficit	(37,047)	—	—	(37,047)
Total BRT Apartments Corp. stockholders' equity	165,996	—	—	165,996
Non-controlling interests	70,709	1,959	12,370	85,038
Total Equity	236,705	1,959	12,370	251,034
Total Liabilities and Equity	$993,897	$25,728	$64,908	$1,084,533

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2017
(Dollars in thousands, except share data)

	The Company Historical	Previously Reported Acquisitions		Purchase of Stafford Landing		The Company Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$104,477	$3,327		$6,304		$114,108
Other income	1,294	—		—		1,294
Total revenues	105,771	3,327		6,304		115,402
Expenses:
Real estate operating expenses - including $2,725 to related parties	51,279	1,659		3,105		56,043
Interest expense	28,171	1,007	(a)	2,127	(a)	31,305
General and administrative-including $346 to related party	9,396	—		—		9,396
Depreciation	30,491	1,759	(b)	3,790	(b)	36,040
Total expenses	119,337	4,425		9,022		132,784
Total revenues less total expenses	(13,566)	(1,098)		(2,718)		(17,382)
Equity in loss of unconsolidated joint ventures	(384)	—		—		(384)
Gain on sale of real estate assets	52,601	—		—		52,601
Loss on extinguishment of debt	(1,463)	—		—		(1,463)
Income (loss) from continuing operations	37,188	(1,098)		(2,718)		33,372
Provision for taxes	1,560	—		—		1,560
Net income (loss)	35,628	(1,098)		(2,718)		31,812
Net (income) loss attributable to non-controlling interests	(22,028)	220		1,359		(20,449)
Net income (loss) attributable to common stockholders	$13,600	$(878)		$(1,359)		$11,363

Basic and diluted per share amounts attributable to common stockholders:
Basic and diluted earnings (loss) per share	$0.97	$(0.06)		$(0.10)		$0.81

Weighted average number of shares of common stock outstanding:
Basic	13,993,638	13,993,638		13,993,638		13,993,638
Diluted	14,018,843	14,018,843		14,018,843		14,018,843

See accompanying notes to the pro forma unaudited consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Company include the accounts of the Company and consolidated subsidiaries in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Equity in loss of unconsolidated joint ventures”. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma unaudited consolidated balance sheet and statements of income for for the year ended September 30, 2017.

a)
To reflect the interest expense resulting from the mortgage securing Stafford Landing, Woodland Apartments and Magnolia Pointe which expense is calculated at an interest rate of 3.90%, 3.94% and 4.08%, respectively, and includes amortization of deferred financing costs.

b)	To reflect depreciation expense on the estimated useful life of the property of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

By: /s/ George Zweier
George Zweier
February 8, 2018	Vice President and
Great Neck, NY	Chief Financial Officer